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                                                                    EXHIBIT 10.1











                               QUANEX CORPORATION

                          1997 KEY EMPLOYEE STOCK PLAN






















                              Amended and Restated
                           Effective October 20, 1999



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                               QUANEX CORPORATION
                          1997 KEY EMPLOYEE STOCK PLAN

                                TABLE OF CONTENTS


                                                                                              Section
                                                                                              -------
ARTICLE I - PURPOSE OF PLAN

ARTICLE II - DEFINITIONS

         Affiliate...............................................................................2.1
         Agreement...............................................................................2.2
         Award...................................................................................2.3
         Board...................................................................................2.4
         Code....................................................................................2.5
         Committee...............................................................................2.6
         Company.................................................................................2.7
         Disability..............................................................................2.8
         Employee................................................................................2.9
         Fair Market Value......................................................................2.10
         Option.................................................................................2.11
         Optionee...............................................................................2.12
         Plan...................................................................................2.13
         Restricted Period......................................................................2.14
         Restricted Stock.......................................................................2.15
         Restricted Stock Award.................................................................2.16
         Retained Distributions.................................................................2.17
         Retire or Retirement...................................................................2.18
         Stock..................................................................................2.19

ARTICLE III - ELIGIBILITY

ARTICLE IV - STOCK SUBJECT TO PLAN

ARTICLE V - GENERAL PROVISIONS RELATING TO ALL OPTIONS

         Authority to Grant Options .............................................................5.1
         Non-Transferability.....................................................................5.2
         No Rights as a Stockholder..............................................................5.3
         Tax Withholding.........................................................................5.4
         Changes in the Company's Capital Structure..............................................5.5


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
ARTICLE VI - VARIABLE PROVISIONS RELATING TO SPECIFIC OPTIONS

         Option Price............................................................................6.1
         Duration of Options.....................................................................6.2
         Amount Exercisable......................................................................6.3
         Exercise of Options.....................................................................6.4
         Substitution Options....................................................................6.5

ARTICLE VII - GENERAL PROVISIONS RELATING TO ALL RESTRICTED STOCK AWARDS

         Authority to Grant Awards...............................................................7.1
         Transferability and Rights with Respect to Restricted Stock.............................7.2
         Withholding Tax.........................................................................7.3
         Changes in Capital Structure............................................................7.4

ARTICLE VIII - VARIABLE PROVISIONS RELATING TO SPECIFIC RESTRICTED STOCK AWARDS

         Vesting of Restricted Stock.............................................................8.1
         Consequence of Vesting..................................................................8.2

ARTICLE IX - REQUIREMENTS OF LAW

ARTICLE X - ADMINISTRATION

ARTICLE XI - AMENDMENT OR TERMINATION OF PLAN

ARTICLE XII - MISCELLANEOUS

         No Employment Obligation...............................................................12.1
         Forfeiture for Cause...................................................................12.2
         Written Agreement......................................................................12.3
         Indemnification of the Committee and the Board.........................................12.4
         Other Compensation Plans...............................................................12.5
         Other Awards...........................................................................12.6
         Section 83(b) Elections................................................................12.7
         Arbitration of Disputes................................................................12.8
         Gender.................................................................................12.9
         Headings..............................................................................12.10
         Governing Law.........................................................................12.11


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                                    ARTICLE I

                                 PURPOSE OF PLAN

                  The Plan is for key employees of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who are not officers but have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.


                                      I-1


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                                   ARTICLE II

                                   DEFINITIONS

         The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

         II.1 "AFFILIATE" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         II.2 "AGREEMENT" means a written agreement setting forth the terms of an Award.

         II.3 "AWARD" means an Option or a Restricted Stock Award granted under this Plan.

         II.4     "BOARD" means the board of directors of the Company.

         II.5     "CODE" means the Internal Revenue Code of 1986, as amended.

         II.6     "COMMITTEE" means the committee designated by the Board.

         II.7     "COMPANY" means Quanex Corporation, a Delaware corporation.

         II.8 "DISABILITY" means a mental or physical disability which, in the opinion of a physician selected by the Committee, shall prevent the Employee from earning a reasonable livelihood with the Company or any Affiliate and which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months and which: (a) was not contracted, suffered or incurred while the Employee was engaged in, or did not result from having engaged in, a felonious criminal enterprise; (b) did not result from alcoholism or addiction to narcotics; and (c) did not result from an injury incurred while a member of the Armed Forces of the United States for which the Employee receives a military pension.

         II.9 "EMPLOYEE" means a person employed by the Company or any Affiliate.

         II.10 "FAIR MARKET VALUE" of the Stock as of any date means (a) the closing sale price of the Stock on that date (or, if there was no sale on such date, the next preceding date on which there was such a sale) on the principal securities exchange on which the Stock is listed; or (b) if the Stock



                                      II-1
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is not listed on a securities exchange, an amount as determined by the Committee in its sole discretion.

         II.11 "OPTION" means a nonqualified option granted under this Plan to purchase shares of Stock.

         II.12 "OPTIONEE" means a person who is granted an Option under this Plan.

         II.13 "PLAN" means the Quanex Corporation 1997 Key Employee Stock Plan, as set out in this document and as it may be amended from time to time.

         II.14 "RESTRICTED PERIOD" means the period designated by the Committee during which Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered.

         II.15 "RESTRICTED STOCK" means those shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions, terms, and conditions set forth in the related Agreement.

         II.16 "RESTRICTED STOCK AWARD" means an award of Restricted Stock pursuant to Section 7.1.

         II.17 "RETAINED DISTRIBUTIONS" MEANS ANY SECURITIES OR OTHER PROPERTY (OTHER THAN REGULAR CASH DIVIDENDS) DISTRIBUTED BY THE COMPANY IN RESPECT OF RESTRICTED STOCK DURING ANY RESTRICTED PERIOD.

         II.18 "RETIRE" or "RETIREMENT" means retirement in accordance with the terms of a retirement plan that is qualified under section 401(a) of the Code and maintained by the Company or an Affiliate in which the employee is a participant.

         II.19 "STOCK" means the common stock of the Company, $.50 par value. In addition, for purposes of the Plan and the Awards, the term Stock shall be deemed to include any rights to purchase ("Rights") the Series A Junior Participating Preferred Stock of the Company that may then be trading with the Stock as provided in the Rights Agreement between the Company and Chemical Bank relating to the Rights.


                                      II-2


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                                   ARTICLE III

                                   ELIGIBILITY

         The individuals who shall be eligible to receive Awards shall be those key Employees, who are not officers of the Company or an Affiliate, as the Committee shall determine from time to time.





                                      III-1
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                                     ARTICLE

                            STOCK SUBJECT TO THE PLAN

         The total amount of the Common Stock with respect to which Awards may be granted shall not exceed in the aggregate 250,000 shares. The class and aggregate number of shares which may be subject to the Options granted under this Plan shall be subject to adjustment under Section 5.5. The class and aggregate number of shares which may be subject to the Restricted Stock Awards granted under the Plan shall also be subject to adjustment under Section 7.4. Shares may be treasury shares or authorized but unissued shares. If any Award under the Plan shall expire or terminate for any reason without having been exercised in full, or if any Award shall be forfeited, the shares subject to the unexercised or forfeited portion of such Award shall again be available for the purposes of the Plan.




                                      IV-1
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                                    ARTICLE V

                     GENERAL PROVISIONS RELATING TO OPTIONS

         V.1 AUTHORITY TO GRANT OPTIONS. The Committee may grant Options to those individuals as it shall from time to time determine under the terms and conditions of this Plan. Subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Option shall be as determined by the Committee.

         V.2 NON-TRANSFERABILITY. Except as expressly provided otherwise in an Optionee's Option Agreement, Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Optionee's lifetime, only by him.

         V.3 NO RIGHTS AS STOCKHOLDER. No Optionee shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

         V.4 TAX WITHHOLDING. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Optionee any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option. In the alternative, the Company may require the Optionee (or other person exercising the Option) to pay the sum directly to the Company or an Affiliate. If the Optionee (or other person exercising the Option) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be made on the date of exercise. The Company shall have no obligation upon exercise of any Option until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise is sufficient to cover all sums due with respect to that exercise. The Company and its Affiliates shall not be obligated to advise an Optionee of the existence of the tax or the amount which the employer corporation will be required to withhold.

         V.5 CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. If the Company shall effect a subdivision or consolidation of shares or other capital adjustment of, or the payment of a dividend in capital stock or other equity securities of the Company on, its Common Stock, or other increase or reduction of the number of shares of the Common Stock outstanding without receiving consideration therefor in money, services, or property, or the reclassification of its Stock, in whole or in part, into other equity securities of the Company, then (a) the number, class and per share price of shares of Stock subject to outstanding Options hereunder shall be appropriately adjusted (or in the case of the issuance of other equity securities as a dividend on, or in a reclassification of, the Stock, the Options shall extend to such other securities) in such a manner as to entitle an Optionee to receive, upon exercise of an Option, for the same aggregate cash compensation, the same total number and class or classes of shares (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) he would have held after such adjustment if he had exercised his Option in full immediately prior to the event requiring the adjustment, or, if applicable, the record date for determining stockholders to be affected by such adjustment; and (b) the number and class of shares then reserved for issuance under the Plan (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) shall be adjusted by substituting for the total


                                      V-1

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number and class of shares of Stock then received, the number and class or classes of shares of Stock (or in the case of a dividend on, or reclassification into, other equity securities, such other securities) that would have been received by the owner of an equal number of outstanding shares of Stock as the result of the event requiring the adjustment. Comparable rights shall accrue to each Optionee in the event of successive subdivisions, consolidations, capital adjustment, dividends or reclassifications of the character described above.

         If the Company shall distribute to all holders of its shares of Stock (including any such distribution made to non-dissenting stockholders in connection with a consolidation or merger in which the Company is the surviving corporation and in which holders of shares of Stock continue to hold shares of Stock after such merger or consolidation) evidences of indebtedness or cash or other assets (other than cash dividends payable out of consolidated retained earnings not in excess of, in any one year period, the greater of (a) $1.00 per share of Stock or (b) two times the aggregate amount of dividends per share paid during the preceding calendar year and dividends or distributions payable in shares of Stock or other equity securities of the Company described in the immediately preceding paragraph), then in each case the Optionee's exercise price specified in his Option Agreement ("Exercise Price") shall be adjusted by reducing the Option Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by an amount equal to the Fair Market Value, as determined in good faith by the Board (whose determination shall be described in a statement filed in the Company's corporate records and be available for inspection by any holder of an Option) of the portion of the evidence of indebtedness or cash or other assets so to be distributed applicable to one share of Stock; provided that in no event shall the Option Price be less than the par value of a share of Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of the distribution retroactive to the record date for the determination of the stockholders entitled to receive such distribution. Comparable adjustments shall be made in the event of successive transactions of the character described above.

         If the Company shall make a tender offer for, or grant to all of its holders of its shares of Stock the right to require the Company or any subsidiary of the Company to acquire from such stockholders shares of Stock, at a price in excess of the Current Market Price (a "Put Right") or the Company shall grant to all of its holders for its shares of Stock the right to acquire shares of Stock for less than the Current Market Price (a "Purchase Right"), then, in the case of a Put Right, the Option Price shall be adjusted by multiplying the Option Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such Put Right by a fraction, the numerator of which shall be the number of shares of Stock then outstanding minus the number of shares of Stock which could be purchased at the Current Market Price for the aggregate amount which would be paid if all Put Rights are exercised and the denominator of which is the number of shares of Stock which would be outstanding if all Put Rights are exercised; and, in the case of a Purchase Right, the Option Price shall be adjusted by multiplying the Option Price in effect immediately prior to the record date for the determination of the stockholders entitled to receive such Purchase Right by a fraction, the numerator of which shall be the number of shares of Stock then outstanding plus the number of shares of Stock which could be purchased at the Current Market Price for the aggregate amount which would be paid if all Purchase Rights are exercised and the denominator of which is the number of shares of Stock which would be outstanding if all Purchase Rights are exercised. In addition, the number of shares subject to the Option shall be increased by


                                      V-2

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multiplying the number of shares then subject to the Option by a fraction which is the inverse of the fraction used to adjust the Option Price. Notwithstanding the foregoing, if any such Put Rights or Purchase Rights shall terminate without being exercised, the Option Price and number of shares subject to the Option shall be appropriately readjusted to reflect the Option Price and number of shares subject to the Option which would have been in effect if such unexercised Rights had never existed. Comparable adjustments shall be made in the event of successive transactions of the character described above.

         After the merger of one or more corporations into the Company, after any consolidation of the Company and one or more corporations, or after any other corporate transaction described in section 424(a) of the Code in which the Company shall be the surviving corporation, each Optionee, at no additional cost, shall be entitled to receive, upon any exercise of his Option, in lieu of the number of shares as to which the Option shall then be so exercised, the number and class of shares of stock or other equity securities to which the Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation if at the time of such merger or consolidation such Optionee had been a holder of a number of shares of Stock equal to the number of shares as to which the Option shall then be so exercised and, if as a result of such merger, consolidation or other transaction, the holders of Stock are not entitled to receive any shares of Stock pursuant to the terms thereof, each Optionee, at no additional cost shall be entitled to receive, upon exercise of his Option, such other assets and property, including cash to which he would have been entitled if at the time of such merger, consolidation or other transaction he had been the holder of the number of shares of Stock equal to the number of shares as to which the Option shall then be so exercised. Comparable rights shall accrue to each Optionee in the event of successive mergers or consolidations of the character described above.

         After a merger of the Company into one or more corporations, after a consolidation of the Company and one or more corporations, or after any other corporate transaction described in section 424(a) of the Code in which the Company is not the surviving corporation, each Optionee shall, at no additional cost, be entitled at the option of the surviving corporation (i) to have his then existing Option assumed or have a new option substituted for the existing Option by the surviving corporation to the transaction which is then employing him, or a parent or subsidiary of such corporation, on a basis where the excess of the aggregate fair market value of the shares subject to the Option immediately after the substitution or assumption over the aggregate Option Price of such option is equal to the excess of the aggregate fair market value of all shares subject to the option immediately before such substitution or assumption over the aggregate Option Price of such shares, provided that the shares subject to the new option must be traded on the New York or American Stock Exchange or quoted on the National Association of Securities Dealers Automated Quotation System, or (ii) to receive, upon any exercise of his Option, in lieu of the number of shares as to which the Option shall then be so exercised, the securities, property and other assets, including cash, to which the Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation or the agreement giving rise to the other corporate transaction if at the time of such merger, consolidation or other transaction such Optionee had been the holder of the number of shares of Stock equal to the number of shares as to which the Option shall then be so exercised.

         If a corporate transaction described in section 424(a) of the Code which involves the Company is to take place and there is to be no surviving corporation while an Option remains in


                                      V-3

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whole or in part unexercised, it shall be canceled by the Board as of the effective date of any such corporate transaction but before that date each Optionee shall be provided with a notice of such cancellation and shall have the right to exercise such Option in full (without regard to any vesting limitations set forth in, or imposed pursuant to, preceding provisions of this Plan or the Option Agreement) to the extent it is then still unexercised during a 30-day period preceding the effective date of such corporate transaction.

         For purposes of this Section, Current Market Price per share of Stock shall mean the last reported price for the Stock in the New York Stock Exchange -- Composite Transaction listing on the trading day immediately preceding the first trading day on which, as a result of the establishment of a record date or otherwise, the trading price reflects that an acquirer of Stock in the public market will not participate in or receive the payment of any applicable dividend or distribution; provided, however, that if there is no closing price for the stock as so reported on that date or if, in the discretion of the Committee, another means of determining the fair value of the shares of stock at such date shall be necessary or advisable, the Committee may provide for another means for determining the Current Market Price of the Stock.

         Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock then subject to outstanding Options.


                                      V-4

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                                   ARTICLE VI

                VARIABLE PROVISIONS RELATING TO SPECIFIC OPTIONS

         VI.1 OPTION PRICE. The price at which Stock may be purchased under an Option shall not be less than the greater of: (a) 100 percent of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted.

         VI.2 DURATION OF OPTIONS. No Option shall be exercisable after ten years from the date the Option is granted. An Option may terminate prior to the normal expiration date as specified below.

              (a) General Rule for Severance of Employment. Except as may be otherwise expressly provided herein, all Options shall terminate on the earlier of the date of the expiration of the Option or one day less than three months after the date of the severance of the employment relationship between the Company and all Affiliates and the Optionee, whether with or without cause, for any reason other than the death, Disability or, Retirement of the Optionee, during which period the Optionee shall be entitled to exercise the Option in respect of the number of shares that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of such severance of employment. Whether authorized leave of absence, or absence on military or government service shall constitute severance of the employment relationship between the Company and all Affiliates and the Optionee, shall be determined by the Committee at the time thereof.

              (b) Death, Disability or Retirement of Optionee. In the event of the death, Disability or Retirement of an Optionee, before the date of expiration of such Option, such Option shall continue fully in effect, including provisions providing for subsequent vesting of such Option, for period of not more than three years commencing on the date of the Optionee's death, Disability or Retirement and shall terminate on the earlier of the date of the expiration of such-year period or the date of expiration of the Option. After the death of the Optionee, his executors, administrators or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the termination of the Option to exercise the Option, in respect to the number of shares that the Optionee would have been entitled to exercise if he were still alive.

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              Notwithstanding the foregoing provisions of this Section, the
         Committee may provide for a different option termination date in the Option Agreement with respect to any Option.

         VI.3 AMOUNT EXERCISABLE. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding. The usual form of agreement granting an Option shall, subject to any limitation on exercise contained in the Agreement which is not inconsistent with this Plan, contain the following terms of exercise:

              (a) No Option granted under this Plan may be exercised until an Optionee has completed one year of continuous employment with the Company or any Affiliate following the date of grant;

              (b) Beginning on the day after the first anniversary of the date of grant, an Option may be exercised up to 1/3 of the shares subject to the Option;

              (c) After the expiration of each succeeding anniversary date of the date of grant, the Option may be exercised up to an additional 1/3 of the shares subject to the Option, so that after the expiration of the third anniversary of the date of grant, the Option shall be exercisable in full; and

              (d) To the extent not exercised, installments shall be cumulative and may be exercised in whole or in part until the Option expires on the tenth anniversary of the date of the grant.

The Committee, in its discretion, may accelerate the time in which any outstanding Option may be exercised. However, in no event shall any Option be exercisable after the tenth anniversary of the date of the grant.

         VI.4 EXERCISE OF OPTIONS. Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with: (a) cash, check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares, or (b) Stock at its Fair Market Value on the date of exercise, and/or any other form of payment which is acceptable to the Committee, and specifying the address to which the certificates for the shares are to be mailed. Subject to Article IX, as promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which the Option has been exercised, issued in the Optionee's name. If shares of Stock are used in payment of the exercise price, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, check, bank draft, or postal or express money order payable to the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Optionee, at the address specified by the Optionee.

         Whenever an Option is exercised by exchanging shares of Stock owned by the Optionee, the Optionee shall deliver to the Company certificates registered in the name of the Optionee representing a number of shares of Stock legally and beneficially owned by the Optionee, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates, (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Option is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition of an Option.

         VI.5 SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

                                   ARTICLE VII

           GENERAL PROVISIONS RELATING TO ALL RESTRICTED STOCK AWARDS

         VII.1 AUTHORITY TO GRANT AWARDS. The Committee may make an Award of Restricted Stock to selected eligible Employees. The amount of each Restricted Stock Award and the respective terms and conditions of each Award (which terms and conditions need not be the same in each case) shall be determined by the Committee in its sole discretion. However, the terms and conditions of an Award shall not be inconsistent with the terms of the Plan.

         VII.2 TRANSFERABILITY AND RIGHTS WITH RESPECT TO RESTRICTED STOCK. Except as provided herein, Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered during a Restricted Period. Any attempted sale, assignment, transfer, pledge or encumbrance of Restricted Stock in violation of this Plan shall be void and the Company shall not be bound thereby.

         During the Restricted Period, certificates representing the Restricted Stock and any Retained Distributions shall be registered in the recipient's name and bear a restrictive legend to the effect that ownership of such Restricted Stock (and any such Retained Distributions), and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms, and conditions provided in this Plan and the applicable Agreement. Such certificates shall be deposited by the recipient with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions which shall be forfeited in accordance with this Plan and the applicable Agreement. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes.

         Subject to the terms of this Plan and the Agreement with respect to the Award, the recipient shall have the right to vote the Restricted Stock awarded to such recipient and to receive and retain all regular cash dividends, and to exercise all other rights, powers and privileges of a holder of Common Stock, with respect to such Restricted Stock, with the exception that (i) the recipient shall not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the restrictions applicable thereto shall have expired, (ii) the Company shall retain custody of all Retained Distributions made or declared with respect to the Restricted Stock (and such Retained Distributions shall be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid, or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in separate accounts and
(iii) the recipient may not sell, assign, transfer, pledge, exchange, encumber, or dispose of the Restricted Stock or any Retained Distributions during the Restricted Period. Nothing in this Section shall prevent transfers by will or by the applicable laws of descent and distribution.

         VII.3 WITHHOLDING TAX. The Company shall meet its tax withholding obligations under the Code and applicable state or local law arising upon the vesting of Restricted Stock by delivering to the Restricted Stock recipient (or his estate, if applicable) a reduced number of shares of Common Stock in the manner specified herein. At the time of vesting of shares of Restricted Stock, the


                                      VII-1

Company shall (i) calculate the amount of withholding tax due on the assumption that all such vested shares of Restricted Stock are made available for delivery,
(ii) reduce the number of such shares made available for delivery so that the Fair Market Value of the shares withheld on the vesting date approximates the amount of tax the Company is obliged to withhold and (iii) in lieu of the withheld shares, remit cash to the United States Treasury and other applicable governmental authorities, on behalf of the participant, in the amount of the withholding tax due.

         The Company shall withhold only whole shares of Common Stock to satisfy its withholding obligation. Where the Fair Market Value of the withheld shares does not equal Company's withholding tax obligation, the Company shall withhold shares with a Fair Market Value slightly in excess of the amount of its withholding obligation and shall remit the excess cash to the Restricted Stock Award recipient (or his estate, if applicable) with the shares of Common Stock made available for delivery.

         The withheld shares of Restricted Stock not made available for delivery by the Company shall be retained as treasury stock or will be cancelled and, in either case, the recipient's right, title and interest in such Restricted Stock shall terminate.

         VII.4 CHANGES IN COMPANY'S CAPITAL STRUCTURE. In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend, or combination of shares, appropriate adjustments shall be made by the Committee in the aggregate number and kind of shares which may be issued or granted as Awards. If any adjustment shall result in a fractional share, the fraction shall be disregarded.

                                     VII-2

                                  ARTICLE VIII

        VARIABLE PROVISIONS RELATING TO SPECIFIC RESTRICTED STOCK AWARDS

         VIII.1 VESTING OF RESTRICTED STOCK. Restricted Stock Awards shall be subject to such vesting restrictions, if any, as the Committee shall determine in its sole discretion.

         VIII.2 CONSEQUENCE OF VESTING. Subject to Article IX, when shares of Restricted Stock become vested, the Restricted Period shall be terminated as to those shares, and the Company shall deliver to the Restricted Stock Award recipient (or his estate, if applicable) a Common Stock certificate representing those shares and all Retained Distributions made or declared with respect to those shares, reduced as necessary to satisfy the Company's tax withholding obligation.


                                     VIII-1

                                   ARTICLE IX

                               REQUIREMENTS OF LAW

         The Company shall not be required to sell, issue or deliver any shares of Common Stock under any Award if such sale, issuance or delivery shall constitute a violation by the Award recipient or the Company of any provisions of any law or regulation of any governmental authority. Each Award granted under this Plan shall be subject to the requirements that, if at any time the Board or the Committee shall determine that the listing, registration or qualification of the shares upon any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision, or the consent or approval of any governmental regulatory body, or investment or other representations, are necessary or desirable in connection with the issue, or purchase or delivery of shares subject to an Award, that Award shall not be exercised in whole or in part and no shares shall be delivered pursuant to an Award unless the listing, registration, qualification, consent, approval or representations shall have been effected or obtained free of any conditions not acceptable to the Committee. Any determination in this connection by the Committee shall be final. In the event the shares issuable or deliverable on exercise or vesting of an Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for those shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

         "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for a sale or transfer."

The Company may, but shall in no event be obligated to, register any securities covered by this Plan under the Securities Act of 1933 (as now in effect or as later amended) and, in the event any shares are registered, the Company may remove any legend on certificates representing those shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Award or the issuance or delivery of shares under the Award to comply with any law or regulation or any governmental authority.

                                    ARTICLE X

                                 ADMINISTRATION

         This Plan shall be administered by the Committee. All questions of interpretation and application of this Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

              (a) determine the persons to whom and the time or times at which Awards will be made,

              (b) determine the number of shares of Stock covered in each Award, subject to the terms of the Plan,

              (c) determine the purchase price of Stock covered in each Option, subject to the terms of the Plan,

              (d) determine the terms, provisions and conditions of each Award, which need not be identical,

              (e) accelerate the time at which any outstanding Option may be exercised,

              (f) accelerate the time at which any outstanding Restricted Stock Award may vest,

              (g) define the effect, if any, on an Award of the death, Disability, or Retirement of the Award recipient,

              (h) prescribe, amend and rescind rules and regulations relating to administration of this Plan, and

              (i) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties. The Committee's decision shall never be subject to de novo review.

                                   ARTICLE XI

                        AMENDMENT OR TERMINATION OF PLAN

         The Board of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion.

                                   ARTICLE XII

                                  MISCELLANEOUS

         XII.1 NO EMPLOYMENT OBLIGATION. The granting of any Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Award recipient. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Award has been granted to him.

         XII.2 FORFEITURE FOR CAUSE. Notwithstanding any other provision of this Plan, if the Committee finds by a majority vote, that the Award recipient, before or after termination of his employment with the Company or any Affiliate
(a) committed a fraud, embezzlement, theft, felony or an act of dishonesty in the course of his employment by the Company which conduct damaged the Company or
(b) disclosed trade secrets of the Company, then any outstanding options which have not been exercised by the individual and any Awards which have not yet vested will be forfeited. The decision of the Committee as to the cause of an Award recipient's discharge, the damage done to the Company and the extent of the individual's competitive activity will be final. No decision of the Committee, however, will affect the finality of the discharge of the individual by the Company.

         XII.3 WRITTEN AGREEMENT. Each Award granted under the Plan shall be embodied in a written Agreement which shall be subject to the terms and conditions of the Plan and shall be signed by the Award recipient and by a member of the Committee on behalf of the Committee and the Company. Each Option Agreement shall state that the Option embodied therein is not intended to satisfy the requirements of section 422 of the Code. The Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.

         XII.4 INDEMNIFICATION OF THE COMMITTEE AND THE BOARD. With respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board against, and each member of the Committee and the Board shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board, whether or not he continues to be a member of the Committee and/or the Board at the time of incurring the expenses--including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or of the Board. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee or the Board. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee or the Board unless, within 60 days after institution

                                     XII-1
of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board and shall be in addition to all other rights to which a member of the Committee and the Board may be entitled as a matter of law, contract, or otherwise.

         XII.5 OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall this Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

         XII.6 OTHER AWARDS. The grant of an Award shall not confer upon an Award recipient the right to receive any future or other Awards under this Plan, whether or not Awards may be granted to similarly situated Award recipients, or the right to receive future Awards upon the same terms or conditions as previously granted.

         XII.7 SECTION 83(b) ELECTIONS. No Employee shall exercise the election permitted under section 83(b) of the Code with respect to an Award without written approval of the Committee. If the Committee permits such an election with respect to any Award, the Company shall require the Award recipient to pay the Company an amount necessary to satisfy the Company's tax withholding obligation.

         XII.8 ARBITRATION OF DISPUTES. Any controversy arising out of or relating to the Plan or an Agreement shall be resolved by arbitration conducted pursuant to the arbitration rules of the American Arbitration Association. The arbitration shall be final and binding on the parties.

         XII.9 GENDER. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

         XII.10 HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of this Plan and shall not be used in construing the terms of this Plan.

         XII.11 GOVERNING LAW. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas.


                                     XII-2